EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Earnings (Loss) per Share
For the years ended December 31, 2024, and 2023, the components of basic and diluted net loss per share were as follows:

	Year Ended December 31,
(in thousands)	2024	2023

Numerator — Basic and Diluted EPS
Net loss	$(12,941)	$(48,896)
Denominator — Basic and Diluted EPS
Weighted–average shares	54,480	53,044
Net loss per share — Basic and Diluted	$(0.24)	$(0.92)

Schedule of Antidilutive Shares Excluded	For the years ended December 31, 2024, and 2023, the following share equivalents were excluded from the calculation of diluted net loss per share as the inclusion of such shares would have been be anti-dilutive.

	Year Ended December 31,
(in thousands)	2024	2023

Options	27	32
Restricted Stock Units	2,061	2,058
Warrants	6,730	6,730
Total	8,818	8,820